Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2021
Prepayments and Other Current Assets
Summary of prepayments and other current assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2020	2021
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	334,760	319,210
Prepayment for royalties, revenue sharing cost	2,371,822	2,635,766
Receivable due from Alibaba	1,360,279	837,148
Interest and other operating income receivable	682,328	676,714
Prepayments of content and marketing cost and other operational expenses	545,943	826,220
Prepayment for sales tax and deductible value added tax	477,103	483,397
Bridge loans in connection with ongoing investments	6,469	41,835
Deposits	62,786	86,621
Employee advances	74,325	67,848
Advance to suppliers	60,444	134,712
Others	100,284	126,386
	6,076,543	6,235,857